UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2021

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Lodging Fund REIT III, Inc. (the “Company”) previously filed a Current Report on Form 8-K, dated February 4, 2021 with the Securities and Exchange Commission (the “SEC”) on February 10, 2021, disclosing the acquisition of a Courtyard by Marriott hotel property located in Aurora, Colorado which occurred on February 4, 2021 (the “Courtyard by Marriott Aurora”).

This Amendment to the Current Report on Form 8-K amends the original Form 8-K to provide the required financial statements under Rule 8-04 of Regulation S-X with respect to the Courtyard by Marriott Aurora. Additionally, this report amends the original Form 8-K to present the required pro forma financial information reflecting the impact of the Courtyard by Marriott Aurora acquisition on the Company.

The Company’s results with respect to the Courtyard by Marriott Aurora may be materially different from those expressed in this report due to various factors, including but not limited to those discussed in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of business acquired.
●	Audited balance sheet as of December 31, 2020, statement of operations, statement of changes in equity, and statement of cash flows for the year then ended, for the Courtyard by Marriott Aurora.
(b)	Pro Forma Financial Information.
●	Unaudited pro forma combined consolidated balance sheet as of December 31, 2020.
●	Unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2020.

Ex.	Description
99.1	LN Hospitality Denver LLC (Courtyard by Marriott Aurora) Audited Financial Statements as of, and for the year ended December 31, 2020
99.2	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: April 22, 2021	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and
Secretary